UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2007

APOLLO GOLD CORPORATION
(Exact name of registrant as specified in its charter)

Yukon Territory, Canada	1-31593	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

5655 South Yosemite Street, Suite 200 Greenwood Village, Colorado	80111-3220
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 886-9656

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 23, 2007, Apollo Gold Corporation (the “Issuer”) completed a private placement of US$8,580,000 aggregate principal amount of convertible debentures (the “Debentures”) and entered into additional agreements which are described below.

As described on its Form 8-K filed with the U.S. Securities and Exchange Commission on November 1, 2006, on October 30, 2006, the Issuer entered into a securities purchase agreement with certain purchasers (the “Unit Purchasers”) participating in its unit offering which closed on November 8, 2006 and in connection with which Shoreline Pacific, LLC (“Shoreline”) acted as placement agent. Pursuant to such securities purchase agreement, the Issuer granted the Unit Purchasers the right to participate in up to 50% of certain of the Issuer’s future securities offerings. Certain of the Unit Purchasers exercised their participation rights with respect to the Debenture placement and Shoreline is acting as placement agent in the Debenture placement with respect to such Unit Purchasers. Regent Securities Capital Corporation (“Regent”) is acting as placement agent with respect to all other purchasers participating in the Debenture placement.

The Debentures were sold to the Regent subscribers in reliance on the exemption from registration contained in Regulation S of the U.S. Securities Act of 1933, as amended (the “Securities Act”), and to the Shoreline subscribers in reliance on the exemption from registration contained in Regulation D of the Securities Act.

Agency Agreements

In connection with the placement of the Debentures to subscribers, the Issuer entered into an Agency Agreement with Regent, on February 23, 2007 (the “Regent Agency Agreement”), and an Agency Agreement with Shoreline, on February 23, 2007 (the “Shoreline Agency Agreement”). Pursuant to the Regent Agency Agreement, Regent received an underwriting commission equal to 7.0% of the gross proceeds from the placement of the Debentures, excluding any subscriptions for the Debentures received from the Unit Purchasers described above (“Shoreline Subscriptions”). Pursuant to the Shoreline Agency Agreement, Shoreline received an underwriting commission equal to 7.0% of the gross proceeds of the Shoreline Subscriptions.

In addition, Regent received compensation warrants exercisable for a two-year period into that number of common shares equal to 7.0% of the gross proceeds raised by Regent from the sale of the Debentures (excluding the Shoreline Subscriptions) divided by US$0.50 per share, and Shoreline received compensation warrants exercisable for a two-year period into that number of common shares equal to 7.0% of the gross proceeds raised by Shoreline from the Shoreline Subscriptions divided by US$0.50 per share (collectively, the “Compensation Warrants”). Each Compensation Warrant will entitle the holder to purchase one common share of the Corporation at US$0.50 per share for a two-year period from the date of issue.

The aggregate commissions paid to Regent and Shoreline in connection with the placement of the Debentures are approximately US$600,000. Regent and Shoreline also received the Compensation Warrants described above.

The Regent Agency Agreement and the Shoreline Agency Agreement contain certain covenants that, among other things, the Issuer will not sell or grant any securities of the Issuer, subject to certain exceptions, for a period of three-months without the prior consent of Regent or Shoreline, respectively. The foregoing description is qualified in its entirety by reference to the Form of Regent Agency Agreement attached to this Current Report on Form 8-K as Exhibit 1.1 and the Form of Shoreline Agency Agreement attached to this Current Report on Form 8-K as Exhibit 1.2.

Convertible Debentures

On February 23, 2007, the Issuer entered into Subscription Agreements for the Debentures pursuant to which the Issuer agreed to sell US$8,580,000 aggregate principal amount of Debentures. Each $1,000 principal amount of Debentures will be convertible at the option of the Subscriber into 2,000 Common Shares, at any time until they mature. The Issuer will have the option to force conversion of the Debentures under certain circumstances.

The terms of the Debentures are summarized below:

•	Maturity: The Debentures will mature on February 23, 2009.
•
Interest Payments: The Debentures will accrue interest at the rate of 12% per annum for the first year following the closing and 18% thereafter, and will be payable in cash on the first anniversary of the closing date and on the maturity date.

•	Conversion: The Debentures are convertible into the Issuer’s common shares at the election of the holder at US$0.50 per common share at any time prior to the maturity of the Debenture.
•
Forced Conversion: The Issuer will have the option to force conversion of the Debentures under the following circumstances: (1) at any time after September 24, 2007 and prior to the maturity date if the 20-day weighted average trading price of our common shares equals or exceeds US$0.90 (if the Issuer forces conversion in this circumstance prior to the first anniversary of the issuance of the Debentures, the Issuer will be required to pay interest for the full first year after which no further payments will be required; if the Issuer forces conversion after the one year anniversary, there will be no additional payment beyond the normal course interest amount outstanding) and (2) in the event of a change of control of the Issuer.

•
Payment at Maturity: Prior to maturity, the holder will have the option to convert the debentures into common shares of the Issuer at a price of US$0.50 per share (subject to adjustment upon the occurrence of stock splits, stock dividends and similar events).

•
Events of Default: If there is an event of default under the Debentures, 100% of the principal amount of the notes, plus accrued and unpaid interest, if any, automatically becomes due and payable. Events of default include (i) default in our obligation to pay when due principal, interest or any other amount payable under the convertible debentures, (ii) certain events of bankruptcy, insolvency or reorganization with respect to us or any of our subsidiaries, and (iii) if the Issuer or any of its subsidiaries takes any corporate proceedings for dissolution, liquidation or amalgamation.

The foregoing description is qualified in its entirety by reference to the Form of Subscription Agreement which is attached to this Current Report on Form 8-K as Exhibit 4.1 and the Form of Debenture which is attached to this Current Report on Form 8-K as Exhibit 4.2.

Warrants.

Each $1,000 principal amount of Debentures includes 2,000 common share purchase warrants (the “Purchase Warrants”). In addition, Regent and Shoreline each received Compensation Warrants to purchase that number of the Issuer’s common shares equal to 7% of the gross proceeds from their respective placements in the offering divided by US$0.50 per share.

Each Purchase Warrant and each Compensation Warrant entitles the holder to purchase one of the Issuer’s common shares at an exercise price of US$0.50 per share (subject to adjustment) for a two-year period from the closing date of the offering. The foregoing description is qualified in its entirety by reference to the Form of Subscription Agreement which is attached to this Current Report on Form 8-K as Exhibit 4.1, the Form of Purchase Warrant which is attached to this Current Report on Form 8-K as Exhibit 4.3 and the Form of Compensation Warrant which is attached to this Current Report on Form 8-K as Exhibit 4.4.

Registration Rights Agreements.

Each of the holders of the Debentures and Regent and Shoreline is a party to a Registration Rights Agreement with the Issuer (the “Registration Rights Agreements”). Under the terms of the Registration Rights Agreements, the common shares of the Issuer underlying the Debentures, the Purchase Warrants and the Compensation Warrants (the “Underlying Common Shares”) are required to be registered for resale on a registration statement to be filed with the U.S. Securities and Exchange Commission. The foregoing description of the Registration Rights Agreements is qualified in its entirety by reference to the Form of Registration Rights Agreement, which is attached to this Current Report on Form 8-K as Exhibit 4.5.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information contained in Item 1.01 above and Item 3.02 below is hereby incorporated by reference into this Item 2.03.

ITEM 3.02 UNREGISTERED SALE OF EQUITY SECURITIES.

The Information contained in Item 1.01 and Item 2.03 above is hereby incorporated by reference into this Item 3.02.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit Number	Description of Document
1.1	Form of Agency Agreement between the Issuer and Regent Securities Capital Corporation.
1.2	Form of Agency Agreement between the Issuer and Shoreline Pacific LLC.
4.1	Form of Subscription Agreement between the Issuer and each of the purchasers.
4.2	Form of Debenture.
4.3	Form of Purchase Warrant.
4.4	Form of Compensation Warrant.
4.5	Form of Registration Rights Agreement between the Issuer and each of the purchasers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 23, 2007

APOLLO GOLD CORPORATION

By:  /s/ Melvyn Williams

Melvyn Williams
Chief Financial Officer and Senior Vice President -
Finance and Corporate Development

EXHIBIT INDEX

Exhibit Number	Description of Document
1.1	Form of Agency Agreement between the Issuer and Regent Securities Capital Corporation.
1.2	Form of Agency Agreement between the Issuer and Shoreline Pacific LLC.
4.1	Form of Subscription Agreement between the Issuer and each of the purchasers.
4.2	Form of Debenture.
4.3	Form of Purchase Warrant.
4.4	Form of Compensation Warrant.
4.5	Form of Registration Rights Agreement between the Issuer and each of the purchasers.